Exhibit 99.1

Annual Meeting June 17, 2009 www.inlandrealestate.com NYSE: IRC

FORWARD-LOOKING STATEMENTS These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the annual report on Form 10-K for the year ended December 31, 2008. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

IRC SNAPSHOT PROFILE Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 141 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties1 Targets stable, demographically-strong Midwest markets Over 80% of assets located in high density infill locations in Chicago and Minneapolis MSAs 14.3 million square feet of leasable space under management in 14 states1 $1.8 billion in assets1 Total capitalization of $1.6 billion as of 6/12/09 Source: Company filings. Data current as of 3/31/09 unless otherwise noted. (1) Includes six non-retail properties and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IREX JV properties; $1.8B in assets based on full purchase price acquisition value.

OPERATING ENVIRONMENT Challenging economic conditions continue to impact IRC and our retailer tenants: Constrained credit markets – no significant improvement to date Housing market and financial system crises Loss of investment wealth as equity markets decline Increased unemployment Decline in consumer confidence / spending

KEY AREAS OF FOCUS Maximize portfolio performance Focus on maintaining occupancy Aggressive and creative leasing strategies Manage joint venture programs to maximize value / limit risk Protect and enhance financial strength

PORTFOLIO GLA BY PROPERTY TYPE (1) NATIONAL/REGIONAL/LOCAL RETAILERS: Annual Base Rent (2) DEFENSIVE PLATFORM Positions IRC to weather current economic downturn Data current as of 3/31/09; Source: Company and company filings (1) “Portfolio GLA by Property Type” is based on “total portfolio” (consolidated plus unconsolidated properties at 100 percent), excluding 5 non-retail IREX JV properties. (2) Tenants ranked by percentage of annual base rent of “total portfolio”; unoccupied space allocated to “Other National”, “Regional” and “Local” categories primarily based on historical tenancy. Grocer/drug/discount-anchored centers comprise 64% of total retail GLA Strong and diversified tenant base Top three tenants are the market leading grocers in their respective markets PetSmart 2% Best Buy 1% Sports Authority 1% Supervalu (Jewel/Cub) 6% Dominick's (Safeway) 5% The Gap 1% Office Depot 1% Carmax 2% Roundy's 3% TJX Co. 2% Local Retailers 22% Regional Retailers 5% Other National Retailers 49% Single-tenant 10% Neighborhood/ Community 52% Power 34% Lifestyle 4%

CORE MARKETS Chicago and Minneapolis-St. Paul (1) Source: Company filings as of March 31, 2009 (2) Source: IRC first quarter earnings conference call; CBRE MarketView First Quarter 2009 reports. Note: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; include retail properties in unconsolidated JVs at 100 percent. Centers are well located in our core markets as demonstrated by the portfolio’s occupancy statistics Total portfolio was 93.6% leased as of March 31, 2009 (1) Occupancy is consistently 200 to 300 basis points higher than core MSA averages IRC Midwest locations MSA # of Retail Properties Total Retail GLA (MM) % of Retail Portfolio Chicago MSA 86 8.7 65.2% Minneapolis MSA 25 2.2 17.0% Other Markets 24 2.4 17.8% Total 135 13.3 100.0% IRC Market Summary MSA IRC Portfolio Occupancy (2) CBRE MSA Average Occupancy (2) Chicago MSA 91.6% 89.0% Minneapolis MSA 95.1% 92.5% Portfolio Occupancy

ATTRACTIVE MARKET DEMOGRAPHICS IRC data source: Claritas 3-mile data as of Jan. 2009. IRC stats are a straight average of Claritas’ three-mile data for all stabilized IRC retail properties. Peer data source: Green Street Advisors, “Strip Center REITs: December ‘08 Update” (individual company profiles are updated by Green Street once per year). IRC’s centers are supported by strong demographics and high barriers to entry These traits enhance the portfolio’s resiliency in an economic downturn and protect it from new supply AVERAGE 3-MILE POPULATION MEDIAN 3-MILE INCOME

10.8% Increase 12.3% Increase 2.7% Increase 8.9% Increase SOLID OPERATING FUNDAMENTALS Despite the economic downturn, IRC continues to increase rental rates on renewals and new leases In 1Q09, 65 leases were signed for rental of 276,239 square feet of GLA Full Year 2008 Expiring Average Base Rent (PSF) New Average Base Rent (PSF) TOTAL PORTFOLIO RENT INCREASES: RELEASING & RETENANTING 1Q09 $11.47 $10.62 $11.78 $11.56 Renewals New Leases $11.47 $12.70 $12.19 $13.69 Renewals New Leases

JOINT VENTURES Asset Based Joint Venture Joint venture with New York State Teachers’ Retirement System (NYSTRS); $320 MM invested in Midwest retail Asset Management Joint Venture Joint venture with Inland Real Estate Exchange Corporation (IREX) Development Joint Ventures High quality partners ‘Union of Expertise’ NYSTRS JV Orland Park Place Development JV Savannah Crossing IREX JV Honey Creek Commons

MAINTAINING A STRONG BALANCE SHEET (1) Source: Company and company filings as of 3/31/09 STEPS MANAGEMENT HAS TAKEN TO IMPROVE LIQUIDITY: Equity offering: 17.1 million shares @ $6.50 per share Net proceeds of $106.4 million Enhances liquidity in an uncertain environment Proactively addresses debt maturities through 2012 Pro forma debt to undepreciated book value of assets of 56% (1) Reduced annual dividend for 2009 to 100% of REIT taxable income Current development projects: Minimal near term construction funding required as early projects are successfully operating and later projects have been delayed

CONSOLIDATED DEBT MATURITIES Line of credit facility paid down to $0 balance utilizing offering proceeds Repurchased $20 MM face value of convertible notes utilizing offering proceeds; total of $50MM repurchased to date Currently negotiating early 2010 secured maturities & evaluating financing alternatives for remainder Evaluating options to extend maturity dates of $140 MM term loan and $155 MM line of credit facility Source: Company filings and public disclosures (1) Proforma for paydown of line of credit to $0 outstanding balance and repurchase of additional $20MM face value of IRC convertible notes as of May 29, 2009 ; Line of credit matures April 2011; 2011 maturities also include $130.0 million of convertible notes at first put date in November 2011. $ in millions $230.0 $335.3 Secured Debt Term Loan Convertible Notes Secured Debt $195.3 $100.0 $140.0 $130.0 $7.4 $66.7 $0.0 $54.5 $11.6 $0 $50 $100 $150 $200 $250 $300 $350 2009 2010 2011 (1) 2012 2013 2014 Thereafter

FFO/Share 1Q09 $0.31 Shares Outstanding @ 6/12/09 84.2MM FFO/Share 1Q08 $0.34 Total Debt4 $1.0B FFO/Share 2009E $1.05 - $1.181 Equity Capitalization @ 6/12/09 $617.4MM (adjusted for 5/15/09 common stock offering) FFO/Share 2008 $1.332 Total Capitalization4 $1.6B Annual Dividend 2009E $0.713 Debt/Total Capitalization4 62.5% Dividend Yield @ 6/12/09 9.6% EBITDA/Interest Expense 3/31/09 2.9x IRC FINANCIAL SNAPSHOT SUMMARY STATISTICS Source: Company filings. Dividend yield, shares outstanding, debt, equity and total capitalization, debt/total capitalization are as of 6/12/09. Annual guidance for 2009 originally provided 2-12-09 was adjusted in 5-19-09 8K filing to give effect for the Company’s public offering of 17.1 million shares of common stock, which was completed 5-15-2009. (2) Based on 66.5 shares outstanding as of 12/31/08. (3) Proforma for common stock offering completed 5-15-09 and reduction of dividend for 2009 to 100 percent of REIT taxable income; estimated 2009 annual dividend is calculated by aggregating the following i) actual cash distributions paid on a monthly basis February through May of 2009 at the rate of $0.08167 per share, ii) cash distributions paid in June 2009 at the rate of $0.0475 per share, and iii) an assumed monthly cash distribution July 2009 through January 2010 at the rate of $0.0475 per share. (4) Includes proportionate share of unconsolidated joint venture debt.

SUMMARY (1) Source: Company and company filings as of 3/31/09 Defensive platform 64% of retail square footage is grocery, drug or discount store anchored (1) Diverse tenant base with strong national retail anchors Attractive demographics in core Midwest markets with high barriers to entry Solid operating fundamentals relative to current market conditions Maintaining occupancy spreads to core MSAs Focus on a strong balance sheet: Equity raise Dividend reduced to 100% of REIT taxable income Proactively addressing debt maturities